UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
Current Report

Pursuant To Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 28, 2009 (October 27, 2009)
TENNECO INC.
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-12387 (Commission File Number)	76-0515284 (I.R.S. Employer Identification No.)

500 NORTH FIELD DRIVE, LAKE FOREST, ILLINOIS (Address of Principal Executive Offices)	60045 (Zip Code)
Registrant’s telephone number, including area code: (847) 482-5000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/ /	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

/ /	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

/ /	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/ /	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events
On October 27, 2009, Tenneco Inc. announced that it has been awarded a $24 million conditional loan commitment as part of the U.S. Department of Energy’s (DOE) Advanced Technology Vehicles Manufacturing (ATVM) Incentive Program. The funding will support the engineering and manufacturing of emission control products designed to achieve environmental and fuel efficiency objectives for nine advanced technology vehicle programs. Tenneco is the first automotive supplier to be selected by the DOE to receive federal loans from the ATVM incentive program.
A copy of the company’s press release announcing the conditional loan commitment is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
99.1	Press release issued October 27, 2009

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TENNECO INC.
Date: October 28, 2009	By:	/s/ James D. Harrington
James D. Harrington
Senior Vice President, General Counsel and Secretary